Exhibit 10.9

AAC Patent License Agreement
Siyata Mobile Inc.	Page 1

AAC

PATENT LICENSE AGREEMENT

AN AGREEMENT BETWEEN

LICENSEE

Siyata Mobile Inc.

(“Licensee”)

of 1001 Lenoir St Suite A-414

Montreal, Quebec

H4C 2Z6 Canada

telephone: (888) 316-3747

and

LICENSE ADMINISTRATOR

Via Licensing Corporation (hereinafter “Via”)
of 1275 Market Street

San Francisco, CA 94103-1410	United States of America
telephone: (415) 645-4700	facsimile: (415) 645-4400

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LICENSEE

Each of the persons executing this Agreement represents that he/she is authorized to execute on behalf of, and to therefore bind, the respective Parties below.

Signature:	/s/ Gerry Bernstein

Printed Name:	Gerry Bernstein

Title:	C.F.O.	Siyata Mobile Inc., a Canada corporation

Place	Montreal Quebec Canada

Date	June 5, 2018

LICENSE ADMINISTRATOR

Signature:	/s/ Jane Bu

Printed Name:	Jane Bu

Title:	Director, Legal	Via Licensing Corporation, a Delaware corporation

Place	1275 Market Street, San Francisco, CA 94103-1410, U.S.A.

Date	June 5, 2018

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TABLE OF CONTENTS

TITLE PAGE AND SIGNATURE BLOCK	1
TABLE OF CONTENTS	3
DEFINITIONS	6
AAC Standard	6
Affiliate	7
Agreement	7
Channel	7
Effective Date	7
End-User	7
Essential AAC Patent(s)	7
External Model Number	7
Initial Fee	7
Internal Use Licensed Product	7
License Administrator	7
License Fees	7
Licensed Patents	7
Licensed Product	8
Licensee	8
Licensors	8
Otherwise Supply or Otherwise Supplied	8
Parties	8
Products Subject to Other Licenses	8
Professional Product	8
Quarterly Report	8
Sell or Sold	8
Small Entity	8
Term	8
Trial Period	8
Via Administration System	8
GRANT OF LICENSES	9
License Grant	9
Scope of License Grant	9
Limitation of License	9
No Other Products	9
No Sublicensing	9
Guaranty by Licensee Regarding its Affiliates	9
Limitation of Have-made Rights	9
Grantback	10
Express License Only	11
Statement of Via’s Intellectual Property Ownership	11
PUBLICITY AND ANNOUNCEMENTS	11
PAYMENTS, REPORTS & RECORDS	11

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Initial Fee	11
Quarterly Reports	11
License Fees	13
Taxes	13
Payment Procedure	14
Fee Applicability	15
When Sold or Otherwise Supplied	15
When First Used	15
Software Installations	15
Hosted Services	15
Other Licensee Fee Payment	16
Sales Prior to Effective Date	16
Books and Records	16
Trial Period Rules	16
CONFIDENTIALITY	17
Confidential Information	17
Reproduction	17
Disclosure	17
Use	17
Property	17
Exclusions	17
Exceptions	18
No Implied Assurances	18
Injunctive Relief	18
TERM AND TERMINATION	18
Term	18
Termination for Breach	18
Individual Licensor’s Option to Withdraw Patents	18
Termination for Convenience	18
Effect of Termination	19
Effect of Termination on Payments and Reporting	19
Effect of Termination on License	19
Survival	19
REPRESENTATIONS AND WARRANTIES	19
Negation of Representations And Warranties by Via And Licensors	19
Representations and Warranties by Licensee	19
Representations and Warranties By Each Party	20
Warranty Disclaimer	20
Waiver of Consequential Damages and Other Indirect Damages	21
Limitation of Remedies and Limitation Of Liability	21
Failure of Essential Purpose	21
Express Allocation of Risks and Benefits	21
RIGHT TO INDEPENDENT NEGOTIATION	21

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Acknowledgements	21
Independent Negotiations	21
GENERAL	21
Section Titles	21
Assignment	21
Compliance With Laws	22
Costs	22
Assertion of Unenforceability	22
Modification and Waiver	22
Calendar Days	22
Notices	22
Dispute Resolution	23
Relationship of the Parties	23
Controlling Language	23
Third Party Beneficiary	23
Counterparts	23
Review by Counsel	23
Entire Agreement	23
APPENDIX A: AAC STANDARD, LICENSORS, AND LICENSED PATENTS	24
APPENDIX B: SCHEDULE OF FEES	41
APPENDIX C: DECLARATION OF SMALL ENTITY STATUS	44

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AAC PATENT LICENSE AGREEMENT

This AAC Patent License Agreement is entered into by and between Via Licensing Corporation, as an agent acting on behalf of Licensors, having a principal place of business at 1275 Market Street, San Francisco, California, 94103 (hereinafter “Via”), and the Party identified as Licensee on the title page and signature page of this Agreement.

WHEREAS, the International Organization for Standardization (“ISO”) and the International Electrotechnical Commission (“IEC”) issued standards for the coding of audio information namely ISO/IEC 13818-7:2006 “Information Technology – Generic coding of moving pictures and associated audio information – Part 7: Advanced Audio Coding (AAC), and ISO/IEC 14496-3:2009 “Information Technology—Coding of audio-visual objects—Part 3: Audio”;

WHEREAS, each of the Licensors owns and/or has rights to license Essential AAC Patents and each of the Licensors has gone to considerable effort to develop what it believes represents significant advancements;

WHEREAS, each of the Licensors has appointed Via with limited authority to act as its agent to license, on behalf of Licensors, all Essential AAC Patents owned and licensable or licensed and sublicensable by each of the Licensors;

WHEREAS, each of the Licensors agrees to make its Essential AAC Patents available on fair, reasonable, nondiscriminatory, and reciprocal terms to entities willing to grant licenses to any essential patents they may own;

WHEREAS, in order to hasten the acceptance and commercial viability of the AAC Standard, each Licensor desires to make its Essential AAC Patents available for license through Via as agent in this Agreement and by which the Licensors and the Parties can achieve economies of scale, reduce transaction costs, integrate complementary technologies and promote the AAC Standard;

WHEREAS, in response to requests received from Licensees and potential Licensees of previous MPEG-2 AAC and MPEG-4 Audio patent licensing programs, the Licensors wish to offer a license focused on those portions of the MPEG-2 AAC and MPEG-4 Audio standards that are in common practice;

WHEREAS, Via desires to license, on behalf of the Licensors, Licensors’ Essential AAC Patents to all entities desiring such a license on the terms and conditions herein;

WHEREAS, Licensee desires to obtain a non-exclusive license to Licensors’ Essential AAC Patents to manufacture, have made, Sell, or Otherwise Supply products compliant with the AAC Standard;

NOW THEREFORE, for and in consideration of the payments made and to be made by Licensee hereunder and the other covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is covenanted and agreed by and between the Parties hereto that:

1.	Definitions.

1.1.	“AAC Standard” means standards defined by the International Organization for Standardization (“ISO”) and the International Electrotechnical Commission (“IEC”) for the coding of audio information, namely ISO/IEC 13818-7:2006 “Information Technology – Generic coding of moving pictures and associated audio information – Part 7: Advanced Audio Coding (AAC), and ISO/IEC 14496-3:2009 “Information Technology—Coding of audio-visual objects—Part 3: Audio”, specifically limited to the following Profiles and Audio Object Types (“AOT”): MPEG-4 AAC Profile (including MPEG-2 AAC LC), MPEG-4 High Efficiency AAC Profile (including MPEG-2 AAC LC in combination with SBR), MPEG-4 High Efficiency AAC v2 Profile, MPEG-4 Low Delay AAC Profile, MPEG-4 Low Delay AAC v2 Profile (ISO/IEC 14496-3:2009/Amd. 3: 2012), MPEG-4 ER AAC Scalable (AOT 20), MPEG-4 ER AAC ELD (AOT 39), the Extended HE-AAC Profile (xHE-AAC, as defined and specified in the MPEG-D Standard, specifically ISO/IEC 23003-3:2012 “Information Technology – MPEG audio technologies – Part 3: Unified Speech and Audio Coding or as additionally described in Appendix A to this Agreement.

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1.2.	“Affiliate” means a separate corporation, company, or other entity that now or hereafter, directly or indirectly, controls, is controlled by, or is under common control of or with a party. The term “control” as used in this definition means ownership of more than fifty percent (50%) of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of such corporation, company, or other entity. In jurisdictions where percentage of foreign ownership is restricted to less than or equal to fifty percent (50%), then whatever percentage of ownership represents a controlling interest in that jurisdiction. Such corporation, company or other entity shall be deemed to be an Affiliate only so long as such “control” exists.

1.3.	“Agreement” means this AAC Patent License Agreement (also known as the “AAC PLA”).

1.4.	“Channel” or “Channels” means an audio channel. As examples: A monaural product utilizes one Channel; a stereo product utilizes two Channels (left and right), a multichannel product utilizes three or more Channels.

1.5.	“Effective Date” means the date on which this Agreement is executed by Via.

1.6.	“End User” means any person or entity that purchases or otherwise obtains a decoding and/or encoding device or software for personal or commercial use and not to re-Sell or Otherwise Supply.

1.7.	“Essential AAC Patent(s)” means any patent(s) having one or more independent claims that would be necessarily and unavoidably infringed (in the absence of a license) by the practice of the AAC Standard.

1.8.	“External Model Number” means the model number designation marked on a Licensed Product and/or the Licensed Product’s packaging or associated marketing materials presented to End Users, and not a model number designation used for a Licensee’s or a Licensee’s suppliers’ internal purposes.

1.9.	“Initial Fee” means the non-refundable fee defined in Section 4 (“Payments, Reports & Records”) below.

1.10.	“Internal Use Licensed Product” means a Licensed Product made by Licensee or its Affiliates, or made on behalf of Licensee or its Affiliates, that is used by Licensee or its Affiliates, and is not intended for Sale or Otherwise Supply to any unaffiliated third party.

1.11.	“License Administrator” means Via Licensing Corporation (“Via”), the entity designated by Licensors to administer the terms and act as an independent agent with limited authority to negotiate, receive, accept, execute, enforce, and terminate the AAC PLA on behalf of Licensors.

1.12.	“License Fees” means the amounts calculated pursuant to Appendix B of this Agreement and due and payable by Licensee to Via under this Agreement.

1.13.	“Licensed Patents” means any and all Essential AAC Patents that are owned and licensable, or licensed and sublicensable, by the Licensors and their Affiliates in accordance with the terms of this Agreement, now or at any time during the Term, including without limitation those patents listed in Appendix A (which list shall be updated by Via from time to time). Licensed Patents do not include any patents that, if licensed, would require a payment of fees by a Licensor to any party that is not an Affiliate of such Licensor.

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1.14.	“Licensed Product” means (a) a complete (or substantially complete), ready-to-use End User decoding and/or encoding device or software, the making, using, importing, Sale or Otherwise Supplying of which would, in the absence of a license, infringe directly or indirectly a Licensed Patent, or (b) a component decoding and/or encoding device or software, the making, using, importing, Sale, or supplying of which would, in the absence of a license, infringe directly or indirectly a Licensed Patent, that is Sold or Otherwise Supplied directly to an End User. (By way of example only, and without limitation, such components may be in the form of software libraries, DSP code modules, subassemblies or integrated circuits).

Notwithstanding the foregoing, to the extent that Licensee or an Affiliate Sells or Otherwise Supplies components or software, the making, using, importing, Selling, or supplying of which would, in the absence of a license, infringe directly or indirectly a Licensed Patent, for inclusion in Professional Products sold by Licensee’s customer, such components shall be considered Licensed Products, provided that Licensee reports each customer’s name along with the quantity and product name and/or model number of the product(s) incorporating such component or software as part of Licensee’s quarterly reports, and pays the applicable Professional Product License Fees for such component or software as set forth herein.

1.15.	“Licensee” means the Party identified as such on the title page and signature page of this Agreement.

1.16.	“Licensors” (individually, “Licensor”) means the entities listed in Appendix A (such list is subject to additions and/or deletions by Via from time to time).

1.17.	“Otherwise Supply” or “Otherwise Supplied” means to offer for sale, distribute, dispose, rent, lend, lease, commercialize, exploit, or otherwise transfer without compensation, consideration, or money.

1.18.	“Parties” (individually, “Party”) means the entities listed on the cover page that have executed the signature page of this Agreement.

1.19.	“Products Subject to Other Licenses” means products that would be Licensed Products but that are licensed to those AAC Essential Patents practiced by such products through another licensing program or other means, whether a pool or a bi-lateral agreement, to the same extent that would otherwise be licensed pursuant to the licenses granted hereunder.

1.20.	“Professional Product” means a Licensed Product intended primarily for an End User’s direct revenue-generating use or intended to serve as a main resource to generate revenue for End Users, including monitoring and testing equipment.

1.21.	“Quarterly Report” means reports due from Licensee each calendar quarter , in electronic form, paper form, or as otherwise reasonably required by Via, as further described in Section 4 (“Payments, Reports & Records”) below.

1.22.	“Sell” or “Sold” means to sell, directly or through distribution channels, offer for sale, distribute, dispose, rent, lend, lease, commercialize, exploit or otherwise transfer for money or any other form of compensation or consideration.

1.23.	“Small Entity” means an organization that, together with its Affiliates, has no more than fifteen (15) employees, and has annual gross revenues of US $1 million or less and has executed the Declaration of Small Entity Status set forth in Appendix C.

1.24.	“Term” means the period of time described in Section 6 (“Term and Termination”) below.

1.25.	“Trial Period” means an evaluation or testing period provided to End Users for a Licensed Product as further described in Section 4.8 (“Trial Period Rules”).

1.26.	“Via Administration System” means Via’s proprietary systems, technologies and related databases used by Via to manage information relating to patent licensing programs and that is protected by intellectual property rights owned solely and exclusively by Via.

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2.	Grant of Licenses.

2.1.	License Grant. On the condition that Licensee and all Affiliates remain in compliance with all terms and conditions of this Agreement then, solely during the Term and subject to the terms and conditions hereof, including but not limited to Licensee’s payment of the Initial Fee, Via hereby grants to Licensee and its Affiliates, pursuant to authority granted by the Licensors, a limited, non-exclusive, non-transferable (subject to Section 9.2 (“Assignment”) below), fee-bearing, worldwide license under the Licensed Patents to make, have made (subject to Section 2.5), use, import, Sell and Otherwise Supply Licensed Products solely for the purpose of encoding or decoding data in accordance with the AAC Standard.

2.2.	Scope of License Grant. The patent license granted herein may only be used for the practice of the AAC Standard.

2.3.	Limitation of License.

2.3.1.	No Other Products. No license is granted hereunder to utilize the inventions claimed in the Licensed Patents in any products other than Licensed Products for which License Fees have been paid.

2.3.2.	No Sublicensing. No rights to sublicense are granted or implied hereunder.

2.4.	Guaranty by Licensee Regarding its Affiliates.

2.4.1.	Licensee unconditionally and irrevocably guarantees performance under this Agreement by all its Affiliates. Such performance includes, without limitation, obligations under Section 4.7 (“Books and Records”), and the obligation to provide a Grantback License (pursuant to Section 2.6) to all Essential AAC Patents that are owned or licensable by Licensee or any and all of its Affiliates, on terms and conditions no less favorable than the terms of this Agreement.

2.4.2.	If any of Licensee’s Affiliates breaches or does not perform a duty or obligation pursuant to this Agreement, Licensee shall, as soon as reasonably practicable, cure such breach or perform such duty or obligation, and Licensee agrees that the Licensors and Via, individually or collectively in their sole discretion, shall have the right to proceed directly against Licensee and/or the Affiliate for such breach or nonperformance. Licensee’s liability shall not be relieved by the insolvency or bankruptcy of any of such Affiliates, and any liability will be reinstated against Licensee if any payment by any of such Affiliates is returned for any reason, including but not limited to the insolvency or bankruptcy of any such Affiliates.

2.5.	Limitation of Have-Made Rights.

2.5.1.	If any Licensed Products are made for Licensee by a third party, such third party may Sell or Otherwise Supply such Licensed Products to Licensee only; however, at Licensee’s instruction such third party may ship such Licensed Products to Licensee’s authorized distributor or other designated representative to whom Licensee has Sold or Otherwise Supplied such Licensed Products, and to no other person or entity.

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2.5.2.	If a third party providing Licensed Products for Licensee pursuant to Section 2.5.1. (a “have-made manufacturer”) makes a claim, raises a counterclaim, or files a suit directly or indirectly against a Licensor and/or any of such Licensor’s Affiliate(s) over a patent alleged, or believed, in such Licensor’s reasonable judgment, to be an Essential AAC Patent, then such Licensor shall have the right to instruct Via to revoke Licensee’s have-made right for that Licensor’s and its Affiliates’ Essential AAC Patents under this AAC PLA with regard to such have-made manufacturer only. Upon notice to Licensee from Via of such revocation, such have-made manufacturer shall no longer be entitled to enjoy the benefit of any rights under such Licensor’s and its Affiliates’ Essential AAC Patents with respect to the manufacture of Licensed Products for Licensee or any of Licensee’s Affiliates and all Licensed Products manufactured by such have-made manufacturer thereafter shall be deemed unlicensed products with respect to such Licensor’s and its Affiliates’ Essential AAC Patents.

2.6.	Grantback.

2.6.1.	If Licensee or any of its Affiliates has the right to license or control the licensing of one or more Essential AAC Patents, Licensee agrees to either (i) become a Licensor in the AAC licensing program, or (ii) license to all Licensors that request a license and all other AAC licensees (having a substantially similar, reciprocal obligation to license Essential AAC Patents), all Essential AAC Patent(s) that are owned or controlled and licensable, or licensed and sublicensable, by Licensee or any of its Affiliates on terms and conditions no less favorable than the terms of this Agreement (“Grantback License”). Such obligation to license does not include patents that, if licensed, would require a payment of license fees by Licensee to any party that is not an Affiliate of Licensee. Each such patent license shall be granted on a non-exclusive basis under fair, reasonable, and non-discriminatory terms and shall include a license grant to such Licensor or AAC licensee, as applicable, and their Affiliate(s) for activity prior to the effective date of the Grantback License. For purposes of this subsection, the Licensors’ per-patent share of License Fees payable under Section 4.3 (“License Fees”) shall be presumed to be a fair and reasonable per-patent royalty rate for each of Licensee’s Essential AAC Patents; the amount of such per-patent share shall be disclosed to the Licensee upon request as necessary to conclude grantback negotiations.

2.6.2.	Only with respect to Grantback License negotiations between Licensee and either a Licensor or a Licensor Affiliate that is an AAC licensee, if a license agreement is not executed within twelve (12) months after written request for a license, and Licensee’s proposed license or negotiations are alleged by Licensor and/or its Affiliate to not be fair or reasonable, then in addition to other remedies either party may have, the affected Licensor may provide ninety (90) days’ written notice to Licensee and to Via, and upon expiration of such notice, withdraw the grant of license to its and its Affiliates’ Essential AAC Patents from the license granted hereunder. Upon expiration of such 90-day period, Via shall notify Licensee in accordance with this Agreement and provide Licensee with a revised Appendix A to this Agreement, and, with immediate effect from the date of such notice from Via, the Licensed Patents under this Agreement will cease to include the Essential AAC Patent(s) of such affected Licensor and its Affiliates. Upon execution of a Grantback License agreement between Licensee and the affected Licensor or Licensor Affiliate, any withdrawn patents, unless otherwise licensed by Licensor to Licensee, shall immediately be reinstated, effective from the date such patents were withdrawn

2.6.3.	During the 12-month period described above, and for ninety (90) days thereafter, neither Licensor nor Licensee shall commence, or join or assist in, any legal or administrative proceeding in any jurisdiction asserting against the other any claims, or seeking a declaratory judgment, related to either party’s practice of the AAC Standard or challenging the enforceability or validity of any Essential AAC Patents owned, controlled, or sublicensable by the other party, including but not limited to reexamination proceedings.

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2.7.	Express License Only. No license is granted herein by implication, estoppel or otherwise, and no implied or express license, authority to infringe, immunity or other waiver from infringement liability shall be deemed to arise or exist as a matter of law or otherwise:

2.7.1.	under any patent that is not a Licensed Patent;

2.7.2.	to make, use, import, lease, Sell, or Otherwise Supply any products other than Licensed Products;

2.7.3.	for any field of use other than to comply with the AAC Standard; or

2.7.4.	to any person acquiring from Licensee or its Affiliates any product other than a Licensed Product.

2.8.	Statement of Via’s Intellectual Property Ownership. Via shall own all right, title and interest, including without limitation all intellectual property rights, in and to the Via Administration System, Via trademarks, trade names, trade dress, service marks and the associated names and logos used by Via from time to time.

3.	Publicity and Announcements.

3.1.	No rights or licenses of any kind or nature whatsoever are created hereunder to use any of Via’s, Licensee’s, or the Licensors’ trade names, trademarks or service marks (or any confusingly similar names or marks).

3.2.	Licensee shall make no statements that any of its or its Affiliates’ Licensed Products have been approved, tested or certified by Via or by any of the Licensors.

3.3.	Neither Party shall make any public disclosures inconsistent with the rights and obligations created hereunder. The Parties agree that Via and the Licensors may disclose to third parties the identity of Licensee as a licensee under this Agreement, and Licensee may disclose to third parties its identity as a licensee under this Agreement.

4.	Payments, Reports & Records.

4.1.	Initial Fee. Within thirty (30) days following the Effective Date, Licensee shall pay to Via an upfront, one-time initial fee of USD 15,000 or, in the case of a Small Entity, USD 1,000 (the “Initial Fee”). The Initial Fee is an administrative fee for services provided in the United States, paid to Via. The Initial Fee is non-recoupable and non-refundable, and is not credited against the “License Fees.” The Initial Fee shall be paid in full to Via regardless of any tax treaties or obligations. Notwithstanding the foregoing, the Initial Fee shall be waived to the extent that Licensee is a licensee under an existing and effective AAC Patent License Agreement administered by Via applicable to MPEG-2 AAC, MPEG-4 AAC or MPEG-4 HE AAC.

4.1.1.	Small Entity Initial Fee. A Licensee that qualifies as a Small Entity shall be eligible for the USD 1,000 Initial Fee after providing Via with an executed Declaration of Small Entity Status, attached as Appendix C hereto.

4.2.	Quarterly Reports. Within thirty (30) days following the end of every calendar quarter following the Effective Date, Licensee shall deliver to Via in electronic form, paper form, or as otherwise reasonably required by Via, a written report summarizing the previous quarter’s transactions involving Licensed Products as specified below.

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4.2.1.	Quarterly Reports shall include:

4.2.1.1.	the quantity and description, including product name and/or External Model Number, of Licensed Products Sold or Otherwise Supplied pursuant to this Agreement by Licensee and/or its Affiliates during the calendar quarter for which the Quarterly Report is due;

4.2.1.2.	the quantity and description, including product name and/or model number, of Internal Use Licensed Products;

4.2.1.3.	the number of such Licensed Products that are multichannel products (a multichannel product is one which provides three or more Channels);

4.2.1.4.	if Licensee or any Affiliate has Sold or Otherwise Supplied Products Subject to Other Licenses, Licensee shall provide evidence reasonably satisfactory to Via (and subject to confirmation by Licensors) of the licenses, or confirming the existence of ongoing good-faith negotiations toward the execution of such license agreements. This requirement to provide evidence of existing licenses shall apply only once per category of Licensed Product; and

4.2.1.5.	such other information and in such form as Via may reasonably request.

4.2.1.6.	If Licensee has elected the Alternative Rate Structure (as described in Appendix B), the information required by this Section 4.2.1 shall be reported separately for each country/region in which R2 Products are Sold or Otherwise Supplied for use by an End User.

4.2.1.7.	In the event that Licensee or an Affiliate Otherwise Supplies components or software, the making, using, importing, Selling, or supplying of which would, in the absence of a license, infringe directly or indirectly a Licensed Patent, for inclusion in Professional Products sold by Licensee’s customer, and Licensee elects to have such components or software be Licensed Products hereunder, in addition to the information cited in Section 4.2.1.1 above, Licensee shall report each customer’s name along with the quantity and product name and/or model number of the product(s) incorporating such components or software and shall pay the applicable fees set forth in Section 4.3.3 below.

4.2.2.	Quarterly Reports need not include:

4.2.2.1.	component decoding and/or encoding devices or software Sold or Otherwise Supplied to an intermediate market prior to being incorporated in a Licensed Product; or

4.2.2.2.	Products Subject to Other Licenses, so long as Via has been provided evidence of a license applicable to such products pursuant to Section 4.2.1.4 above, and all Licensors have confirmed the existence of such licenses or have given their approval for Via to accept Licensee’s reports excluding such products.

4.2.3.	Except as may be required under Section 4.4 (“Taxes”) below or as required by law, Via shall not disclose Licensee-specific details of Quarterly Reports to Licensors. To the extent that Licensee has provided evidence to Via of licenses applicable to Products Subject to Other Licenses, Via shall be permitted to disclose Licensee-specific information to Licensors as needed to fulfill its obligations hereunder.

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4.3.	License Fees. Unless Licensee qualifies for the semi-annual payment election set forth in Section 4.3.1, Licensee shall pay to Via all License Fees due hereunder within fifteen (15) days after its Quarterly Report is due. In accordance with Appendix B (the “Schedule of Fees”), Licensee shall pay to Via the amounts for each Licensed Product Sold or Otherwise Supplied under this Agreement (except those returned and refunded) within, to, or from a jurisdiction in which any Licensed Patent remains unexpired, and the amounts for each Internal Use Licensed Products used by Licensee or its Affiliates in a jurisdiction in which any Licensed Patent remains unexpired.

4.3.1.	If the License Fees due for a calendar quarter total less than US $25,000, Licensee may elect to defer payment of such License Fees until the following quarter, so long as this election is made not more than once every other calendar quarter (payments must be made at least on a semi-annual basis). Such an election does not excuse Licensee’s obligation to provide a Quarterly Report each quarter.

4.3.2.	If Licensee Sells or Otherwise Supplies Licensed Products for resale to a customer who also has executed an AAC Patent License Agreement administered by License Administrator (“Other Licensee”), Licensee may agree with such Other Licensee that, as an exception to Section 4.2 and 4.3, the reporting and payment of License Fees for specific Licensed Products will not be made by the Licensee under this Agreement but by the Other Licensee under the Other Licensee’s AAC Patent License Agreement. If Licensee executes such an agreement with an Other Licensee, Licensee remains responsible for the License Fees due for such Licensed Products if the Other Licensee fails to report and pay License Fees that are due. If Licensee and an Other Licensee enter into such an agreement for the reporting and payment of License Fees, both the Licensee and the Other Licensee shall provide Via with written notice of such agreement prior to initiating reporting and payment under this Section.

4.3.3.	In the event that Licensee or an Affiliate has elected to report and pay for certain Professional Products of Licensee’s customers pursuant to Section 4.2.1.7, Licensee shall pay the applicable License Fees for each such Professional Product incorporating Licensee’s components or software.

4.3.4.	Licensee shall consolidate all reports and payments required hereunder to include reporting and payment of License Fees due with regard to Licensee and all of its Affiliates.

4.3.5.	All fees due by Licensee under this Agreement are non-refundable and non-recoupable.

4.4.	Taxes. Except as provided in Section 4.4.1 below, in addition to the Initial Fee and the License Fees set forth in this Agreement and Appendix B, Licensee shall pay any and all fees, duties, charges of any kind, and taxes, including, without limitation, sales, use, excise, value added, withholding and similar taxes, based on payments to be made hereunder in any jurisdiction(s) where such taxes are required, and shall not deduct such amounts from any payments of fees hereunder. Licensee shall pay any such taxes and fees which are necessary to ensure that the net amounts received by Via on behalf of Licensors after all taxes and fees are paid are equal to the amounts to which Licensors are otherwise entitled under this Agreement as if such taxes and fees did not exist. Upon request by Via, Licensee shall timely provide to Via documentation and proof of payment of taxes and fees paid on behalf of Licensors under this Section. If any taxing authority makes a claim against Via for any taxes owed by Licensee, Licensee shall be obligated to pay all of Via’s expenses and costs incurred in defending such action by the taxing authority. Via shall reasonably cooperate and provide such information as may be required by Licensee for any purpose or reason relating to Licensee’s payment of taxes as may be required under this Section (“Taxes”).

4.4.1.	Notwithstanding Section 4.4 (“Taxes”), if applicable law and/or tax treaty requires Licensee to withhold any income taxes levied by Licensee’s country of residency or any other jurisdiction(s) on payments to be made pursuant to this Agreement (“Withholding Tax”), Licensee shall timely remit to the appropriate governing authority any Withholding Tax that may be levied upon License Fees paid to Via for the benefit of Licensors. Licensee shall use Via’s calculation of Withholding Tax, and shall deduct such Withholding Tax from License Fees.

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4.4.1.1.	Licensee shall provide to Via all relevant documentation and proof of payment of the Withholding Tax to allow Licensor to provide evidence to Licensor’s tax authorities of payment of Withholding Taxes. If Licensee cannot provide such documentation and proof of payment in a timely manner, Licensee shall remit the amount of Withholding Tax to Via for distribution to affected Licensors.

4.4.1.2.	If a Licensor is eligible for a Withholding Tax rate exemption or a reduction pursuant to an applicable tax treaty then in force, Licensee must cause any Withholding Tax that is payable by the Licensor to be avoided or reduced accordingly. Via shall reasonably cooperate with Licensee for purpose of reducing or eliminating any Withholding Taxes.

4.4.1.3.	Via shall reasonably cooperate with Licensee by furnishing necessary information, completed certificates, forms and other documents required by Licensee for purposes of reducing or eliminating any Withholding Taxes. Licensee shall file all necessary tax forms required in order to apply for the application of rates under tax treaties. Nothing in this Section 4.4.1.3 shall require Licensee to take any action inconsistent with any applicable law or government regulation.

4.4.1.4.	If any foreign taxing authority makes a claim against a Licensor or Via for failure to timely remit all required Withholding Taxes, then Licensee shall be obligated to pay all deficiencies and any interest or penalties associated with such failure owed to such taxing authority.

4.5.	Payment Procedure.

4.5.1.	Payments to Via shall be made by wire transfer to the bank and account set forth in the applicable invoice from Via, or by check drawn upon a nationally-recognized U.S. bank tendered to the address set forth in Section 9.8 (“Notices”) below (or to such other payment addresses or bank account as Via shall designate in writing).

4.5.2.	Via will credit payments from Licensee against any prior outstanding amounts owed by Licensee under this Agreement (crediting the oldest outstanding amounts first) before applying them to current License Fees or other amounts owed.

4.5.3.	Excess payment amounts shall be applied to immediately subsequent payment obligations and not refunded.

4.5.4.	Any fees or payments that are made hereunder later than the date on which they are due shall bear interest, compounded monthly at the statutory rate of ten percent (10%) per annum or the highest rate permitted under applicable law, whichever is lower. A payment is considered late if received more than thirty (30) days after becoming due.

4.5.5.	Time is of the essence with respect to all payments required hereunder.

4.5.6.	Licensee shall pay all amounts due hereunder in United States dollars. All dollar amounts in this Agreement refer to United States dollars unless otherwise indicated. Any conversion to United States dollars shall be at the prevailing rate for bank cable transfers as quoted by the Wall Street Journal for the last day of the applicable quarterly period (or business day thereafter if such last day shall be a Sunday or other non-business day).

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4.5.7.	Notwithstanding any requirement for written documents, communication or notice in this Agreement, Quarterly Reports, tax, withholding, financial and payment information and communications may be exchanged by the Parties electronically through the Via Administration System, ViaSecure, or as otherwise requested by Via by notice through such systems.

4.6.	Fee Applicability.

4.6.1.	When Sold or Otherwise Supplied. For the purpose of timing the payment of License Fees, a Licensed Product shall be considered Sold or Otherwise Supplied on the earlier of when delivered or otherwise disposed of or when invoiced; or, for Licensed Products provided on a trial basis, when the applicable Trial Period is exceeded. Licensed Products shipped on a consignment basis shall be considered Sold or Otherwise Supplied when any payment for such shipment is agreed upon between Licensee and its customer.

4.6.2.	When First Used. For the purpose of timing the payment of License Fees for Internal Use Licensed Products, a first use shall be considered to be when the Internal Use Licensed Products are first used to achieve their intended purpose. For the avoidance of doubt, the first use of an encoder Internal Use Licensed Product is when Licensee initially uses the encoder to create bit-streams in AAC format. For an encoder Internal Use Licensed Product in software form, Licensee shall report the highest number of simultaneously-running encoder instances that occur in the calendar quarter as the unit number of Licensed Products for that quarter. For subsequent quarters, the highest number of simultaneously-running encoder instances shall be compared to the highest number from previous quarters. If the highest number of instances for the current quarter is greater than the number from previous quarters, Licensee shall report the difference between the two values as the unit number of Internal Use Licensed Products for the current quarter and pay License Fees for such reported products. For the avoidance of doubt, License Fees will only be due for Internal Use Licensed Products in software form if the highest number of simultaneously-running encoder instances for the current reporting quarter is greater than the highest number from previous quarters.

4.6.3.	Software Installations. For encoder and decoder Licensed Products in software form, each computer or workstation which has the Licensed Product installed on it, or is capable of using or executing the Licensed Product, shall be considered a separate Licensed Product. By way of example only, if the Licensed Product is installed on a network server, each computer or workstation connected to the network server and capable of executing the Licensed Product shall be considered a separate Licensed Product.

4.6.4.	Hosted Services. For Professional Products which are hosted on servers that provide encoding or decoding services (often referred to as “cloud computing” environments), as an alternative to reporting and paying for the total number of encoder/codec or decoder instances as the number of units of Licensed Products Sold or Otherwise Supplied, Licensee may elect to track the average number of simultaneously-running encoder/codec or decoder instances that occur each calendar month, and report the highest monthly average for the applicable quarter as the unit number of professional encoder/codec or decoder Licensed Products for that quarter. The highest monthly average for subsequent quarters shall be compared to the highest monthly average from previous quarters. If the highest monthly average for the current quarter is greater than the highest monthly average from previous quarters, Licensee shall report the difference between the two values as the unit number of professional encoder/codec or decoder Licensed Products for the current quarter and pay License Fees for such reported products. For the avoidance of doubt, License Fees will only be due for professional encoder/codec or decoder Licensed Products if the highest monthly average for the current reporting quarter is greater than the highest monthly average from previous quarters.

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4.6.5.	Other Licensee Fee Payment. Licensee shall have no obligation to pay License Fees for a particular Licensed Product on which another licensee under an AAC Patent License Agreement administered by Via has paid Via the required License Fees as set forth in Appendix B, provided that Licensee documents the payment of such other licensee to Via’s reasonable satisfaction.

4.6.6.	Sales Prior to Effective Date. Not later than thirty (30) days following the Effective Date of this Agreement, Licensee shall submit to Via a written report, identical in form and to the content requirements set forth in Section 4.2 (“Quarterly Reports”), for any Licensed Products Sold or Otherwise Supplied during the entire period prior to the Effective Date of this Agreement, together with payment for fees and interest thereon, compounded monthly at the statutory rate of ten percent (10%) per annum or the highest rate permitted under applicable law, whichever is lower; or if no Licensed Products were Sold or Otherwise Supplied during the entire period prior to the Effective Date of this Agreement, a statement to that effect. Upon receipt of such reports and payments, the license grant set forth in Section 2.1 will be extended to include Licensed Products Sold or Otherwise Supplied prior to the Effective Date for which a report and payment has been received. If the Effective Date is less than six (6) months after the commencement of discussions leading to execution of this Agreement between Via and Licensee, then interest on such past practice may be waived, at Via’s sole discretion.

4.7.	Books and Records. Licensee and its Affiliates shall keep true, correct, and complete books and records of all sales, licenses, leases, uses, returns, disposals, or other transfers of Licensed Products under this Agreement for at least five (5) years from the date of their creation in order to confirm the accuracy of all of Licensee’s reports and amounts paid or payable hereunder. Via may select an independent and professionally licensed accountant (“Auditor”) to audit, inspect and make abstracts of such books and records, at Licensee’s facility (or elsewhere as determined by Auditor) as necessary to verify their accuracy and that of all other written reports and statements provided for herein, and verify or determine fees paid or payable under this Agreement (“Audit”). Such Audit shall be performed during regular business hours upon at least ten (10) days’ notice and not more often than once annually unless an underpayment of five percent (5%) or more is found, in which case Via may conduct more frequent Audits to the extent reasonably necessary to verify consistently accurate reporting. The Auditor may provide Via information sufficient to support its findings. If the Audit shows an underpayment, then Licensee shall immediately pay the amounts due, plus accrued interest, plus the cost of the Audit if applicable, after receiving notice of the results of the applicable Audit. Licensee will pay the cost of the Audit if, for the period audited, an underpayment of five percent (5%) or more is found, based on and compared to payments or reports received by Via prior to Via’s notice informing Licensee of the Audit. Following an Audit, Via will apply any subsequent payments received from Licensee hereunder first to the costs of the Audit and then to accrued interest before applying any remainder to outstanding License Fees. Via may report the results of any Audit to Licensors; provided, however, that Via shall not disclose in its report to Licensors any Licensee Confidential Information, or any other Licensee-specific information other than discrepancies in Licensee’s payments of License Fees for the period that was the subject of the Audit.

4.8.	Trial Period Rules. No amounts shall accrue or become payable with respect to a Licensed Product Sold solely to the extent the Licensed Product is provided on terms that allow the End User to evaluate the Licensed Product as provided below:

4.8.1.	at the end of the Trial Period, the Licensed Product is automatically disabled such that the Licensed Product would not, in the absence of a license, directly or indirectly infringe a Licensed Patent; such Trial Period not to exceed thirty (30) days;

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4.8.2.	the Licensed Product is altered in a manner that renders the Licensed Product unusable for commercial or personal purposes by compromising the audio output, such as by periodically inserting an interval of silence or periodically inserting an audible tone or beep in the audio output; or

4.8.3.	the Licensed Product is subject to an agreement between Licensee and an End User obligating that End User to return or destroy all copies of the Licensed Product unless that End User purchases such Licensed Product prior to the expiration of the Trial Period; such Trial Period not to exceed thirty (30) days.

For the avoidance of doubt, there shall be only one Trial Period per End User, and if the End User retains the Licensed Product for any period of time after the expiration of the Trial Period, or if the output of the Licensed Product is no longer compromised, License Fees shall be due for such Licensed Product as specified in Appendix B.

5.	Confidentiality.

5.1.	Confidential Information. “Confidential Information” shall include any non-public information that is marked “confidential” or, if disclosed orally, is identified as confidential prior to, during, or immediately after such oral disclosure, which is disclosed by one Party (“Discloser”) to the other Party (“Recipient”) pursuant to this Agreement.

5.2.	Reproduction. Recipient shall not reproduce Confidential Information except and only to the extent necessary to exercise its rights and obligations under this Agreement. Reproductions of Confidential Information shall include any trade secret legends, proprietary notices and/or copyright notices present in the Confidential Information.

5.3.	Disclosure. Recipient shall restrict disclosure of Confidential Information to employees, attorneys and accountants with a need to know such information to accomplish the purposes of this Agreement, and Recipient shall advise such employees, attorneys and accountants, in advance of such disclosure, of the obligations of this Section 5 (“Confidentiality”) and shall require such employees, attorneys, and accountants to be bound, in writing, by confidentiality obligations substantially similar to those herein. Recipient shall not disclose Confidential Information to any other third party without prior written approval of Discloser. All tax credit payments and related documents shall be deemed Confidential Information and shall be disclosed only on a need-to-know basis. Except for books and records specified in Section 4.7 (“Books and Records”) above, Recipient’s obligation to maintain confidentiality of Confidential Information shall expire three (3) years from the date of disclosure.

5.4.	Use. All Confidential Information that is disclosed for the purposes set forth in this Agreement shall be used only to the extent necessary to accomplish the purposes of this Agreement, shall be subject to the restrictions of this Section 5 (“Confidentiality”) and shall not be used for any other purpose. The fact that a discussion involving the disclosure of Confidential Information will occur or has occurred shall also be considered Confidential Information.

5.5.	Property. All Confidential Information that is owned by the Discloser shall remain the property of Discloser. Recipient’s duty to protect Confidential Information commences upon receipt of the Confidential Information.

5.6.	Exclusions. The foregoing restrictions on the use and disclosure of Confidential Information shall not apply to any Confidential Information:

5.6.1.	independently developed by Recipient or lawfully received free of restriction from another source having the right to furnish the Confidential Information;

5.6.2.	after it has become generally available to the public without breach of this Agreement by Recipient;

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5.6.3.	that, at the time of disclosure to Recipient, was known to Recipient free of restriction as evidenced by documentation in Recipient’s possession; or

5.6.4.	that Discloser agrees in writing is free of such restrictions.

5.7.	Exceptions. Nothing in this Agreement shall prevent a Recipient from disclosing Confidential Information to the extent the Recipient is legally compelled to do so by any governmental, investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction, provided that the Recipient first gives Discloser notice of the required disclosure. In no event shall Recipient’s cooperation with Discloser require Recipient to take any action which, on the advice of Recipient’s counsel, could result in the imposition of any sanctions or other penalties against Recipient.

5.8.	No Implied Assurances. None of the Confidential Information which may be disclosed by Discloser shall constitute any representation, warranty, guarantee, inducement or other assurance by Discloser of any kind, and, in particular, with respect to the non-infringement of any intellectual property rights, or any other rights of any third persons or of Discloser.

5.9.	Injunctive Relief. The Parties agree that in the case of the breach of any provision of this Section 5 (“Confidentiality”), the aggrieved Party may suffer immediate and irreparable harm and that immediate injunctive relief may therefore be appropriate.

6.	Term and Termination.

6.1.	Term. This Agreement shall commence on the Effective Date and continue thereafter for a period of five (5) years. Unless terminated earlier pursuant to this Section 6, Licensee shall have the option to renew this Agreement for additional periods of five (5) years each subject to providing Via with written notice of Licensee’s election to renew at least thirty (30) days prior to the expiration of the then-current term. As determined by Via in its reasonable discretion, certain terms and conditions of this Agreement may be subject to change upon renewal. Furthermore, if Licensors generally increase the License Fees, Licensors have the option to increase the License Fees herein upon any renewal by the same percentage as the general price increase, but in no event more than twenty-five percent (25%) of the Schedule of Fees.

6.2.	Termination for Breach. Failure to pay or perform any obligation hereunder within the time prescribed shall constitute an event of material default. Failure to cure any event of material default within sixty (60) days after receipt of written notice describing the non-performance, or thirty (30) days with respect to non-payment of funds, shall entitle the Party giving such notice to terminate, or suspend, any or all portions of this Agreement.

6.3.	Individual Licensor’s Option to Withdraw Patents. In the event Licensee or any of its Affiliates makes a claim, raises a counterclaim, or files a suit, directly or indirectly, against a Licensor and/or any of its Affiliates over a patent alleged, or believed in such Licensor’s reasonable judgment, to be an Essential AAC Patent, then such Licensor may withdraw the grant of license under its and its Affiliates’ Essential AAC Patent(s) from this Agreement. Upon such withdrawal, Via will promptly notify Licensee, and as of the date of the filing of such claim, counterclaim, or suit (“Claim Date”), Licensee’s Licensed Patent(s) under this Agreement will cease to include the Essential AAC Patents of such Licensor and its Affiliates. Via will provide Licensee with a revised Appendix A to this Agreement, which shall be effective as of the Claim Date.

6.4.	Termination for Convenience. Licensee may terminate this Agreement at will by providing Via with written notice at least sixty (60) days prior to the effective date of such termination (the “Termination Date”), with such notice becoming effective only if (i) Licensee has fully performed all of its payment and other obligations under this Agreement; and (ii) either (a) Licensee certifies to Via in writing prior to the Termination Date that it has ceased to make, use, import, Sell and Otherwise Supply Licensed Products as of the Termination Date; or (b) prior to the Termination Date, Via has received written confirmation that Licensee has entered into bilateral agreements with each of the Licensors covering the practice of the Licensed Patents for making, having made, using, importing, Selling and Otherwise Supplying Licensed Products for the purpose of encoding or decoding data in accordance with the AAC Standard.

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6.5.	Effect of Termination.

6.5.1.	Effect of Termination on Payments and Reporting. Upon expiration or termination of this Agreement, the payment date of all monies due and the reporting date of all Quarterly Reports shall automatically be accelerated so that they shall all become due, payable, and deliverable no later than thirty (30) days after the effective date of expiration or termination of this Agreement.

6.5.2.	Effect of Termination on License. Upon expiration or termination, all licenses granted to Licensee hereunder shall revert to Licensors, except that for a period of six (6) months after the Term of this Agreement, Licensee shall be entitled to fill orders for Licensed Products received prior to expiration or termination and to make, or have made for it, and to Sell Licensed Products for which commitments to vendors had been made prior to notice of such expiration or termination (“Sell Off Period”), except when this Agreement is terminated for material breach the foregoing Sell Off Period shall not apply, but rather the termination provisions set forth in Section 6.2 above (“Termination for Breach”) shall apply. Any expiration or termination of this Agreement pursuant to the terms in this Section 6 (“Term and Termination”) shall not relieve Licensee of its obligation to account for and make payments pursuant to the terms of this Agreement for all Licensed Products Sold or Otherwise Supplied by Licensee either prior or subsequent to the expiration or termination date.

6.6.	Survival. The definitions and the Parties’ rights, duties and obligations which, by their nature, would continue beyond the expiration or termination of this Agreement, including but not limited to Sections 4.7 (“Books and Records”), 5 (“Confidentiality”), and 7 (“Representations and Warranties”) shall survive the expiration or termination of this Agreement.

7.	Representations and Warranties.

7.1.	Negation of Representations and Warranties by Via and Licensors. Via and Licensors, individually and collectively, make no representation, warranty, covenant or claim regarding:

7.1.1.	the scope, validity, enforceability or infringement of the Licensed Patents;

7.1.2.	any ongoing maintenance or prosecution of any of the Licensed Patents;

7.1.3.	any defense of Licensee against any actions or suits of any nature brought by any third parties;

7.1.4.	any obligation to bring or prosecute any actions or suits against any third parties for infringement; or

7.1.5.	any sufficiency, adequacy or completeness of the Licensed Patents for any purpose including but not limited to make, use, import, Sell, or Otherwise Supply Licensed Products.

7.2.	Representations and Warranties by Licensee. Licensee represents, warrants and covenants that:

7.2.1.	Licensee enters into this Agreement for its own convenience to acquire non-exclusive rights from multiple Licensors hereto in a single transaction rather than in multiple transactions for rights to the Licensed Patents which it believes are necessary to make, use, import, Sell, or Otherwise Supply Licensed Products; and by doing so Licensors and Licensee can achieve economies of scale, reduce transaction costs, integrate complementary technologies, and promote the AAC Standard;

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7.2.2.	Licensee is aware that the Licensed Patent(s) may not comprise all the technology, or include licenses to all of the patents required to make, use, import, Sell, or Otherwise Supply a Licensed Product;

7.2.3.	Licensee acknowledges that Via and Licensors, individually and collectively, make no representation, warranty, covenant or claim that the Licensed Patents hereunder include all applicable Essential AAC Patents throughout the world;

7.2.4.	Licensee acknowledges that Via and Licensors, individually and collectively, make no representation, warranty, covenant or claim that making, using, importing, Selling, or Otherwise Supplying Licensed Products will not infringe, directly, indirectly, by inducement or otherwise, any patent not licensed hereunder;

7.2.5.	Licensee shall defend, indemnify, and hold Via and the Licensors, individually and collectively, harmless and free from and against any claim, loss, damage or other liability based on or otherwise arising out of Licensee’s conduct; provided, however, that notwithstanding the foregoing, Licensee shall not be obligated to defend, indemnify and hold Via or the Licensors harmless from and against a claim, loss, damage or liability based on or otherwise arising out of conduct by Via or the Licensors;

7.2.6.	Licensee acknowledges that Via and the Licensors have not investigated Licensee’s particular Licensed Product(s) and that to the extent such Licensed Product(s) include features not necessarily and unavoidably required by the practice of the AAC Standard such features may infringe patents and/or intellectual property rights owned by the Licensors which are not included in the Licensed Patent(s);

7.2.7.	Licensee has not, in contemplation of signing this Agreement, made an assignment of, or granted an exclusive license to, any Essential AAC Patent to any third party. During the Term, any assignment made or exclusive license granted by Licensee of any Essential AAC Patent may only be assigned or licensed under the condition that such Essential AAC Patent continues to be subject to the obligation to offer a license to all Licensors and all other licensees under an AAC Patent License Agreement administered by License Administrator pursuant to the terms and conditions of this Agreement.

7.3.	Representations and Warranties by Each Party. Each Party represents, covenants and warrants that:

7.3.1.	this Agreement does not violate any of that Party’s existing agreements;

7.3.2.	such Party has the authority, power and right to convey the rights or accept the obligations created hereunder.

7.4.	WARRANTY DISCLAIMER. THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, AND EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 7 (“REPRESENTATIONS AND WARRANTIES”), VIA AND THE LICENSORS MAKE NO WARRANTY OF ANY TYPE OR OF ANY KIND WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, AND HEREBY DISCLAIM AND EXCLUDE ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS.

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7.5.	WAIVER OF CONSEQUENTIAL DAMAGES AND OTHER INDIRECT DAMAGES. VIA AND THE LICENSORS SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OF ANY TYPE OR OF ANY KIND WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF VIA OR ANY OF THE LICENSORS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.6.	LIMITATION OF REMEDIES AND LIMITATION OF LIABILITY. IN ALL EVENTS, LICENSEE’S SOLE REMEDY UNDER THIS AGREEMENT FOR ANY CLAIM OF BREACH SHALL BE TO TERMINATE THIS AGREEMENT. IN NO EVENT SHALL VIA’S AND LICENSORS’ AGGREGATE CUMULATIVE LIABILITY TO LICENSEE FOR DAMAGES UNDER THIS AGREEMENT EXCEED THE AMOUNTS DUE TO VIA BUT UNPAID BY LICENSEE OR THE AMOUNTS PAID BY LICENSEE TO VIA IN THE TWELVE MONTH PERIOD IMMEDIATELY PRIOR TO THE FIRST EVENT GIVING RISE TO THE LIABILITY, WHICHEVER IS LESS.

7.7.	FAILURE OF ESSENTIAL PURPOSE. THE PARTIES AGREE THAT THE LIMITATIONS SPECIFIED IN SECTION 7.6 (“LIMITATION OF REMEDIES AND LIMITATION OF LIABILITY”) SHALL APPLY EVEN IF THIS AGREEMENT OR ANY LIMITED REMEDY SPECIFIED HEREIN IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

7.8.	Express Allocation of Risks and Benefits. All of the terms and conditions in this Section 7 (“Representations and Warranties”) have been expressly accepted by the Parties and represent the bargained for allocations of risks and benefits under this Agreement which are reflected in the financial terms between the Parties in this Agreement. This allocation is an essential element of the basis of the bargain between the Parties.

8.	Right to Independent Negotiation.

8.1.	Acknowledgements. Licensee understands and acknowledges that the Licensed Patents are offered to be licensed for the convenience of Licensee, and Licensee is free to negotiate licenses and/or fees for the Licensed Patents directly with the Licensors independently, individually and directly on mutually acceptable terms and conditions which may be different from those set forth in this Agreement.

8.2.	Independent Negotiations. Licensee also understands and acknowledges that Licensee is free to conduct the negotiations described in this Section 8 (“Right to Independent Negotiation”) simultaneously with any or all of the Licensors independently, individually and directly.

9.	General.

9.1.	Section Titles. Section titles are intended only to aid and assist the reader as an index device and are not intended to be substantive or fully descriptive of the contents of the section or to be used for construction or interpretation.

9.2.	Assignment. Licensee shall not assign this Agreement or delegate any of its rights, duties or obligations hereunder without the prior written consent of Via, except in connection with Licensee’s merger with another entity, or sale to another entity of its entire business, or substantially all of the assets used to carry out the business related to practice of the technology to which this Agreement pertains, provided that such entity shall promptly agree in writing with Via to perform all Licensee’s obligations and duties hereunder. Any attempt to do so without such consent is void. Via may assign the administration and management of this Agreement or its rights, interests and obligations under this Agreement to a successor in connection with a merger with or acquisition by or sale of all of Via’s assets, or in the event the Licensors designate a different license administrator. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns.

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9.3.	Compliance with Laws. Licensee will comply with all applicable laws and regulations, including any applicable laws and regulations relating to export, import, and applicable royalty withholding laws and regulations, and will defend and hold Via and all Licensors harmless from any expense or damage resulting from Licensee’s violation or alleged violation of any such law or regulation. Licensee shall not export or re-export any data acquired from Licensors under this Agreement, or the direct product thereof, to any country in contravention of applicable law.

9.4.	Costs. Any covenant requiring a Party to perform or provide an act or service shall be construed to impose upon such Party the burden of the cost thereof unless otherwise provided for herein.

9.5.	Assertion of Unenforceability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and the unenforceable or invalid provision shall be amended to achieve as closely as possible the economic effect of the original provision.

9.6.	Modification and Waiver. No provision of this Agreement shall be deemed modified by any act or omission of a Party or its agents, or by failure to object to any acts of a Party which may be inconsistent with the terms of this Agreement. No waiver of a breach committed by a Party in one instance shall constitute a waiver or permission to commit or continue breaches in other or like instances. This Agreement shall not be amended or modified other than by a duly executed amendment signed by authorized representatives of the Parties, except that Via may provide updates to Appendix A, and the Parties may provide updates to contact information, addresses and other administrative matters via written notice, email, facsimile, or as provided in Section 4.5.7 above.

9.7.	Calendar Days. All references to days under this Agreement are a reference to calendar days; thus, for example, when action is required “within thirty (30) days” then in all cases such action is required within thirty (30) calendar days.

9.8.	Notices. All notices and communication shall be in written English, to the addresses below, or to such other contact information as either Party may designate pursuant to proper notice, and, except to the extent an alternative means is specified below or elsewhere in this Agreement, sent by an internationally-recognized courier service that provides proof of delivery. All notices so provided shall be deemed effective upon receipt as indicated by such proof, and in no case later than ten (10) days after sending. Notwithstanding the foregoing, Via may send notices updating contact information, addresses and other administrative matters, and any updates to the list of Licensors and Licensed Patents in Appendix A pursuant to Sections 2.6.2 or 6.3 or otherwise, via email, facsimile, as provided in Section 4.5.7 above, or other electronic means. The parties may agree on additional procedures for electronic communication; such agreement may be entered into by electronic means. If and when so entered into, such procedures will be deemed to be incorporated into the notice procedures set forth in this Section 9.8 (“Notices”). All fees payable to Via shall be paid by check tendered to the following address or wire transfer to the bank and account set forth in the applicable invoice from Via (or such other payment addresses or bank account as Via shall designate in writing):

Via Licensing Corporation

Attention: AAC License Administrator

1275 Market Street

San Francisco, CA 94103

Telephone: (415) 645-4700

Notices to Licensee shall be sent to the address on page 1, or to the following if specified:

Company:

Attn:

Address:

Fax:

Email: gerry@siyatamobile.com

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9.9.	Dispute Resolution. This Agreement shall be governed by, and construed in accordance with, the substantive law of the State of California and applicable federal law of the United States, but without regard to choice of law provisions thereof. This Agreement shall be deemed to have been made and entered into in San Francisco, California. The Parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California, San Francisco Division and the Superior Court of the State of California, San Francisco County, in any litigation arising out of or relating to this Agreement. In the event that any action is brought to resolve any dispute under this Agreement, the prevailing Party shall be entitled to recover from the other Party all costs and expenses incurred in that action as well as any appeal therefrom, including all reasonable attorney’s fees and costs. Licensee shall not object to any enforcement action brought by Via under this Agreement on the basis that the Licensors should be required to seek, maintain, or be joined to such action. Each Party expressly waives the defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state.

9.10.	Relationship of the Parties. The Parties are independent contractors. There is no relationship of partnership, joint venture, employment, franchise or other agency between Via and Licensee, and neither Via nor Licensee has the authority to bind the other or incur any obligation on behalf of the other.

9.11.	Controlling Language. This Agreement and the Appendices hereto are prepared and executed in the English language only, which language shall be controlling in all respects. Any translations of this Agreement into any other language are for reference only and shall have no legal or other effect. Any notice which is required or permitted to be given by one Party to the other under this Agreement shall be in the English language and shall be in writing. All proceedings related to this Agreement shall be conducted in the English language.

9.12.	Third Party Beneficiary. Licensee acknowledges and agrees that each Licensor is a direct and intended third party beneficiary of those provisions of this Agreement expressly or implicitly referencing Licensor and Licensor shall be entitled to enforce the terms of such provisions directly against Licensee. Nothing in this Agreement, express or implied, is intended to or shall confer upon Licensee or any other third party any right, benefit or remedy of any nature whatsoever under or by reason of any separate agreement between any of Via, the Licensors or any third party. Except for each Licensor and the Parties, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.13.	Counterparts. This Agreement may be executed, whether in person or by facsimile transmission, simultaneously in counterpart, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

9.14.	Review by Counsel. Each Party hereby acknowledges and agrees that it is sophisticated and has consulted legal counsel with respect to this transaction. As a consequence, the Parties expressly waive any presumption of any statutory or common law rule relating to the interpretation of contracts against the drafter.

9.15.	Entire Agreement. This Agreement, together with the Appendices attached hereto and incorporated by this reference, contains the entire agreement between Via and Licensee, and supersedes all other prior or contemporaneous representations, discussions, negotiations and agreements, whether written or oral between them relating to the subject matter hereof.

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APPENDIX A

AAC STANDARD, LICENSORS, AND LICENSED PATENTS

The patent license granted herein may only be used for the practice of the following Audio Object Types (AOTs) and/or Profiles as defined in the AAC Standard:

MPEG-4 AAC Profile, including MPEG-2 AAC LC

MPEG-4 High Efficiency AAC Profile, including MPEG-2 AAC LC in combination with SBR

MPEG-4 High Efficiency AAC v2 Profile

MPEG-4 Low Delay AAC Profile

MPEG-4 Low Delay AAC v2 Profile

MPEG 4 Error Resilient AAC Scalable (AOT 20)

MPEG-4 Error Resilient AAC Enhanced Low Delay (AOT 39)

MPEG-D Extended HE-AAC Profile

Licensors:

●	Dolby International AB Apollo Building, 3E, Herikerbergweg 1-35, 1101 CN Amsterdam Zuidoost, The Netherlands and Dolby Laboratories Licensing Corporation 1275 Market Street San Francisco CA 94103-1410 USA (together, “Dolby”)
●	Electronics and Telecommunications Research Institute (ETRI) 218 Gajeong-ro, Yuseong-gu, Daejeon, Korea
●	Fraunhofer Gesellschaft zur Foerderung der angewandten Forschung e.V (Fraunhofer) Hansastrasse 27c Munich 80686 Federal Republic of Germany
●	JVC KENWOOD Corporation 3-12, Moriyacho, kanagawa-ku, Yokohama-shi, Kanagawa, 221-0022 Japan
●	Koninklijke Philips N.V. (Philips) PO Box 220 5600 AE Eindhoven Netherlands
●	Microsoft Corporation, One Microsoft Way, Redmond, WA, 98052-6399 USA
●	NEC Corporation 7-1 Shiba 5-chome Minato-ku Tokyo 108-8001 Japan
●	NTT DOCOMO, INC. Sanno Park Tower, 11-1, Nagata-cho 2 chome, Chiyoda-ku, Tokyo 100-6150 Japan
●	ORANGE SA Orange Gardens, Room 1E-4-86, 44, avenue de la Republique, Chatillon 92320 France
●	Panasonic Corporation 7F & 8F OBP Panasonic Tower, 2-1-61 Shiromi, Chuo-ku, Osaka City 540-6207 Japan
●	Sony Corporation 1-7-1- Konan, Minato-ku, Tokyo 108-0075 Japan
●	Telefonaktiebolaget LM Ericsson (publ) (Ericsson) Torshamnsgatan 23, SE-164 83 Stockholm Sweden
●	VoiceAge Corporation 750 Chemin Lucerne, Mont-Royal, QC H3R 2H6, Canada

List of Licensed Patents:

Patent Holder(s)	Country	Patent Number
Dolby	AR	061807
Dolby	AU	2003270114
Dolby	AU	2006235812
Dolby	AU	2006235813
Dolby	AU	2006336954
Dolby	AU	2010215469
Dolby	AU	2010257205
Dolby	BR	122015007138-0
Dolby	BR	122015007141-0
Dolby	BR	122015007146-1
Dolby	BR	PI0009138-3
Dolby	BR	PI0014642-0

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Patent Holder(s)	Country	Patent Number
Dolby	BR	PI0111362-3
Dolby	BR	PI9805989-0
Dolby	CA	2496665
Dolby	CA	2640431
Dolby	CA	2688871
Dolby	CA	2688916
Dolby	CN	ZL00813602.5
Dolby	CN	ZL01809978.5
Dolby	CN	ZL01818972.5
Dolby	CN	ZL01820576.3
Dolby	CN	ZL02806796.7
Dolby	CN	ZL02811036.6
Dolby	CN	ZL02813646.2
Dolby	CN	ZL02820840.4
Dolby	CN	ZL03822145.4
Dolby	CN	ZL200410045997.9
Dolby	CN	ZL200410100078.7
Dolby	CN	ZL200480011462.8
Dolby	CN	ZL200510107590.9
Dolby	CN	ZL200510109957.0
Dolby	CN	ZL200510109958.5
Dolby	CN	ZL200510109959.X
Dolby	CN	ZL200510109960.2
Dolby	CN	ZL200510116027.8
Dolby	CN	ZL200580007351.4
Dolby	CN	ZL200580018659.9
Dolby	CN	ZL200610008886.X
Dolby	CN	ZL200610008887.4
Dolby	CN	ZL200680053841.2
Dolby	CN	ZL200710089097.8
Dolby	CN	ZL200780032661.0
Dolby	CN	ZL200910009864.9
Dolby	CN	ZL200910009865.3
Dolby	CN	ZL200910158611.8
Dolby	CN	ZL200910158612.2
Dolby	CN	ZL200910165019.0
Dolby	CN	ZL201010162942.1
Dolby	CN	ZL201010183360.1
Dolby	CN	ZL201010212976.7
Dolby	CN	ZL201010222389.6
Dolby	CN	ZL201010576370.1
Dolby	CN	ZL201110402525.4
Dolby	CN	ZL201110402529.2
Dolby	CN	ZL98800792.4
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT)	0940015
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE)	1216474
Dolby	EP (DE,FI,FR,GB,NL,SE)	1285436
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE,TR)	1334484
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE)	1342230
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT)	1367566
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,SE,TR)	1374399
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE,TR)	1408484

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Patent Holder(s)	Country	Patent Number
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,SE,TR)	1410687
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE)	1423847
Dolby	EP (DE,FR,GB,NL)	1444688
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,SE,TR)	1527517
Dolby	EP (CH,DE,FR,GB,LI,NL,SE)	1600945
Dolby	EP (CH,DE,ES,FI,FR,GB,IT,LI,NL,SE)	1603117
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,SE,TR)	1603119
Dolby	EP (DE,FR,GB)	1616461
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE)	1617418
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,SE,TR)	1635461
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IT,LI,NL,SE)	1643642
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,PL,SE,TR)	1695338
Dolby	EP (DE,ES,FI,FR,GB,IT,NL,PL,SE,TR)	1735775
Dolby	EP (AT,CH,DE,DK,ES,FI,FR,GB,IT,LI,NL,PL,SE,TR)	1768454
Dolby	EP (DE,FR,GB)	1807824
Dolby	EP (DE,FR,GB)	1909265
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,PT,SE)	1914728
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,LU,NL, PT,SE)	1914729
Dolby	EP (CH,DE,FR,GB,LI,NL,SE)	1977510
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IT,LI,NL,SE)	1986321
Dolby	EP (AT,BE,CH,CZ,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,LU, NL,SE,TR)	2015292
Dolby	EP (DE,FR,GB,LT,LV,SI)	2024967
Dolby	EP (CH,DE,ES,FR,GB,IT,LI,NL,SE,TR)	2036201
Dolby	EP (DE,ES,FR,GB,IT,SE)	2216776
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IT,LI,NL,SE)	2239847
Dolby	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IT,LI,NL,SE)	2249336
Dolby	EP (DE,FR,GB)	2337223
Dolby	EP (AT,BE,CH,DE,DK,ES,FR,GB,IE,IT,LI,NL,PL,SE,TR)	2337224
Dolby	EP (AT,CH,CZ,DE,ES,FI,FR,GB,IT,LI,NL,PL,SE,TR)	2975764
Dolby	HK	1030843
Dolby	HK	1049401
Dolby	HK	1056429
Dolby	HK	1057815
Dolby	HK	1058096
Dolby	HK	1060450
Dolby	HK	1062349
Dolby	HK	1062350
Dolby	HK	1062624
Dolby	HK	1067954
Dolby	HK	1077413
Dolby	HK	1080206
Dolby	HK	1080208
Dolby	HK	1080979
Dolby	HK	1081715
Dolby	HK	1082093
Dolby	HK	1093594
Dolby	HK	1093812
Dolby	HK	1094077
Dolby	HK	1099882
Dolby	HK	1106862
Dolby	HK	1120938
Dolby	HK	1124156

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Patent Holder(s)	Country	Patent Number
Dolby	HK	1124950
Dolby	HK	1129169
Dolby	HK	1131473
Dolby	HK	1140572
Dolby	HK	1141149
Dolby	HK	1142454
Dolby	HK	1144043
Dolby	HK	1145728
Dolby	HK	1150687
Dolby	ID	0022349
Dolby	ID	0032438
Dolby	IN	224775
Dolby	IN	230121
Dolby	IN	234014
Dolby	IN	238265
Dolby	IN	242206
Dolby	IN	255436
Dolby	IN	263883
Dolby	IN	264129
Dolby	IN	267905
Dolby	IN	269029
Dolby	IN	270243
Dolby	IN	285130
Dolby	IN	286020
Dolby	JP	3870193
Dolby	JP	3926726
Dolby	JP	3954495
Dolby	JP	3977744
Dolby	JP	4035631
Dolby	JP	4220461
Dolby	JP	4289815
Dolby	JP	4328720
Dolby	JP	4334526
Dolby	JP	4377302
Dolby	JP	4447317
Dolby	JP	4474347
Dolby	JP	4511443
Dolby	JP	4519783
Dolby	JP	4519784
Dolby	JP	4527716
Dolby	JP	4589962
Dolby	JP	4602375
Dolby	JP	4603037
Dolby	JP	4628921
Dolby	JP	4700467
Dolby	JP	4786987
Dolby	JP	4834153
Dolby	JP	4852122
Dolby	JP	4852123
Dolby	JP	4878384
Dolby	JP	4991397
Dolby	JP	5090390
Dolby	JP	5132627

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Patent Holder(s)	Country	Patent Number
Dolby	JP	5133397
Dolby	JP	5185337
Dolby	JP	5186444
Dolby	JP	5186543
Dolby	JP	5326020
Dolby	JP	5427270
Dolby	JP	5452936
Dolby	JP	5557467
Dolby	JP	5577187
Dolby	JP	5689820
Dolby	JP	5933965
Dolby	KR	KR10-0517229
Dolby	KR	KR10-0551862
Dolby	KR	KR10-0565821
Dolby	KR	KR10-0648760
Dolby	KR	KR10-0649299
Dolby	KR	KR10-0666813
Dolby	KR	KR10-0666814
Dolby	KR	KR10-0666815
Dolby	KR	KR10-0679376
Dolby	KR	KR10-0697255
Dolby	KR	KR10-0717604
Dolby	KR	KR10-0717607
Dolby	KR	KR10-0848365
Dolby	KR	KR10-0848367
Dolby	KR	KR10-0890201
Dolby	KR	KR10-0890203
Dolby	KR	KR10-0935961
Dolby	KR	KR10-0959971
Dolby	KR	KR10-1004834
Dolby	KR	KR10-1495064
Dolby	KR	KR10-1657506
Dolby	KR	KR10-1667244
Dolby	MX	257664
Dolby	MX	284090
Dolby	MX	284332
Dolby	MX	287155
Dolby	MX	307488
Dolby	MX	312884
Dolby	MX	313059
Dolby	MY	151651
Dolby	MY	144430-A
Dolby	MY	154144-A
Dolby	MY	157026-A
Dolby	NO	335321
Dolby	NO	336926
Dolby	NO	336930
Dolby	NO	339847
Dolby	NO	340225
Dolby	NO	340385
Dolby	RU	2236046
Dolby	RU	2251795
Dolby	RU	2256293

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Patent Holder(s)	Country	Patent Number
Dolby	RU	2402872
Dolby	RU	2453986
Dolby	RU	2484579
Dolby	RU	2507678
Dolby	SE	0512719
Dolby	SG	110461
Dolby	SG	144562
Dolby	TW	I313857
Dolby	TW	I325685
Dolby	TW	I330826
Dolby	TW	I334736
Dolby	TW	I338461
Dolby	TW	I351022
Dolby	TW	I458258
Dolby	TW	I458365
Dolby	UA	79301
Dolby	UA	91890
Dolby	US	6978236
Dolby	US	7003451
Dolby	US	7050972
Dolby	US	7139702
Dolby	US	7181389
Dolby	US	7191121
Dolby	US	7283955
Dolby	US	7308401
Dolby	US	7382886
Dolby	US	7433817
Dolby	US	7469206
Dolby	US	7483758
Dolby	US	7487097
Dolby	US	7509254
Dolby	US	7548864
Dolby	US	7564978
Dolby	US	7577570
Dolby	US	7590543
Dolby	US	7680552
Dolby	US	7711552
Dolby	US	7783496
Dolby	US	7986789
Dolby	US	8014534
Dolby	US	8019612
Dolby	US	8027479
Dolby	US	8036880
Dolby	US	8036881
Dolby	US	8036882
Dolby	US	8059826
Dolby	US	8081763
Dolby	US	8108209
Dolby	US	8112284
Dolby	US	8116460
Dolby	US	8145475
Dolby	US	8223976
Dolby	US	8243936

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Patent Holder(s)	Country	Patent Number
Dolby	US	8255212
Dolby	US	8255233
Dolby	US	8315859
Dolby	US	8346566
Dolby	US	8412365
Dolby	US	8447621
Dolby	US	8498876
Dolby	US	8538031
Dolby	US	8543232
Dolby	US	8543385
Dolby	US	8605911
Dolby	US	8606587
Dolby	US	8738369
Dolby	US	8818541
Dolby	US	8880572
Dolby	US	8935156
Dolby	US	8948405
Dolby	US	9218818
Dolby	US	9245533
Dolby	US	9245534
Dolby	US	9318118
Dolby	US	9349382
Dolby	US	RE43189
Dolby	VN	6033
Dolby	VN	12967
Dolby	ZA	20050873
Dolby	AU	2003237295
Dolby	AU	2003239126
Dolby	AU	2003243441
Dolby	AU	2005219956
Dolby	AU	2005280392
Dolby	AU	2007243586
Dolby	AU	2011200680
Dolby	CA	2475460
Dolby	CA	2489441
Dolby	CA	2489443
Dolby	CA	2556575
Dolby	CA	2589623
Dolby	CA	2648237
Dolby	CA	2736060
Dolby	CA	2736065
Dolby	CN	ZL03805096.X
Dolby	CN	ZL03813967.7
Dolby	CN	ZL03813969.3
Dolby	CN	ZL200580006783.3
Dolby	CN	ZL200580027587.4
Dolby	CN	ZL200710137399.8
Dolby	CN	ZL200780014742.8
Dolby	CN	ZL200910138855.X
Dolby	CN	ZL201110236398.5
Dolby	EP (DE,ES,FR,GB,IT,NL)	1914722
Dolby	EP (AT,BE,DE,FR,GB,TR)	2065885
Dolby	EP (BG,DE,EE,FR,GB,IE,SI,SK,TR)	2194528

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Patent Holder(s)	Country	Patent Number
Dolby	EP (DE,DK,FR,GB,NL,SI)	2207169
Dolby	EP (CH,DE,FR,GB,IE,LI,SE)	2207170
Dolby	EP (DE,FR,GB,HU,IS,SE)	2224430
Dolby	HK	1070728
Dolby	HK	1070729
Dolby	HK	1092580
Dolby	HK	1114233
Dolby	HK	1119820
Dolby	HK	1126902
Dolby	HK	1146145
Dolby	HK	1146146
Dolby	ID	0021495
Dolby	ID	0021855
Dolby	ID	0025322
Dolby	ID	0025693
Dolby	ID	0025846
Dolby	ID	0036215
Dolby	IL	165648
Dolby	IL	165650
Dolby	IL	177094
Dolby	IL	181407
Dolby	IL	194430
Dolby	IL	201469
Dolby	IL	216068
Dolby	IL	216069
Dolby	IN	236328
Dolby	IN	236917
Dolby	IN	247787
Dolby	IN	259090
Dolby	IN	261624
Dolby	IN	262071
Dolby	JP	4345890
Dolby	JP	5038138
Dolby	JP	5253564
Dolby	JP	5253565
Dolby	JP	5292498
Dolby	KR	KR10-0986152
Dolby	KR	KR10-0986153
Dolby	KR	KR10-0991448
Dolby	KR	KR10-1005731
Dolby	KR	KR10-1139880
Dolby	KR	KR10-1253699
Dolby	MX	254933
Dolby	MX	257474
Dolby	MX	269371
Dolby	MX	281100
Dolby	MX	286694
Dolby	MX	299092
Dolby	MX	305432
Dolby	MY	136521-A
Dolby	MY	140567-A
Dolby	MY	141426-A
Dolby	MY	145083-A

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Patent Holder(s)	Country	Patent Number
Dolby	MY	151318-A
Dolby	MY	159022-A
Dolby	NO	339346
Dolby	PL	207861
Dolby	PL	208344
Dolby	RU	2417514
Dolby	SG	101112
Dolby	SG	108044
Dolby	SG	125013
Dolby	SG	129669
Dolby	SG	146885
Dolby	SG	149871
Dolby	SG	173224
Dolby	SG	177013
Dolby	TW	I352969
Dolby	TW	I393120
Dolby	TW	I397902
Dolby	TW	I455481
Dolby	TW	I498882
Dolby	UA	93243
Dolby	US	6778709
Dolby	US	7337118
Dolby	US	7945449
Dolby	US	8032387
Dolby	US	8050933
Dolby	US	8126709
Dolby	US	8144881
Dolby	US	8170882
Dolby	US	8255211
Dolby	US	8983834
Dolby	US	9165562
Dolby	US	9311922
Dolby	US	9324328
Dolby	VN	9166
Ericsson	EP (DE,FR,GB,IT)	1141946
Ericsson	US	6182030
ETRI	US	8954321
Fraunhofer	AR	063394
Fraunhofer	AR	063400
Fraunhofer	AU	711082
Fraunhofer	AU	716982
Fraunhofer	AU	723582
Fraunhofer	AU	726762
Fraunhofer	AU	747694
Fraunhofer	AU	754723
Fraunhofer	AU	754877
Fraunhofer	AU	2004306509
Fraunhofer	AU	2005204715
Fraunhofer	AU	2005299068
Fraunhofer	AU	2005299070
Fraunhofer	AU	2005324210
Fraunhofer	AU	2006233511
Fraunhofer	AU	2006233512

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Patent Holder(s)	Country	Patent Number
Fraunhofer	AU	2006233513
Fraunhofer	AU	2006272127
Fraunhofer	AU	2006340728
Fraunhofer	AU	2007308415
Fraunhofer	AU	2007308416
Fraunhofer	AU	2007312667
Fraunhofer	AU	2007312696
Fraunhofer	CA	2267219
Fraunhofer	CA	2284220
Fraunhofer	CA	2286068
Fraunhofer	CA	2301663
Fraunhofer	CA	2341864
Fraunhofer	CA	2356869
Fraunhofer	CA	2363955
Fraunhofer	CA	2540851
Fraunhofer	CA	2554002
Fraunhofer	CA	2557993
Fraunhofer	CA	2582485
Fraunhofer	CA	2583146
Fraunhofer	CA	2593290
Fraunhofer	CA	2604521
Fraunhofer	CA	2605316
Fraunhofer	CA	2614384
Fraunhofer	CA	2645618
Fraunhofer	CA	2646961
Fraunhofer	CA	2664466
Fraunhofer	CA	2667059
Fraunhofer	CA	2667505
Fraunhofer	CN	ZL00804929.7
Fraunhofer	CN	ZL00805534.3
Fraunhofer	CN	ZL200480028776.9
Fraunhofer	CN	ZL200580002802.5
Fraunhofer	CN	ZL200580007036.1
Fraunhofer	CN	ZL200580035701.8
Fraunhofer	CN	ZL200580035950.7
Fraunhofer	CN	ZL200580046256.5
Fraunhofer	CN	ZL200680011585.0
Fraunhofer	CN	ZL200680012093.3
Fraunhofer	CN	ZL200680025974.9
Fraunhofer	CN	ZL200680054008.X
Fraunhofer	CN	ZL200780009735.9
Fraunhofer	CN	ZL200780038753.X
Fraunhofer	CN	ZL200780038756.3
Fraunhofer	CN	ZL200780039899.6
Fraunhofer	CN	ZL201110219357.5
Fraunhofer	CN	ZL97199177.4
Fraunhofer	CN	ZL99811774.9
Fraunhofer	EP (AT,BE,CH,DE,FI,FR,GB,IE,IT,LI,LU,NL,SE)	0911981
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,NL,PT,SE)	0931386
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,NL,SE)	0954909
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,LU,NL,SE)	0962015
Fraunhofer	EP (AT,BE,CH,DE,FI,FR,GB,IE,IT,LI,LU,NL,SE)	1025646
Fraunhofer	EP (AT,BE,CH,DE,FI,FR,GB,IE,IT,LI,LU,NL,SE)	1112621

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Siyata Mobile Inc.	Page 34

Patent Holder(s)	Country	Patent Number
Fraunhofer	EP (AT,BE,CH,DE,FI,FR,GB,IE,IT,LI,LU,NL,SE)	1155498
Fraunhofer	EP (AT,BE,CH,DE,ES,FI,FR,GB,IE,IT,LU,MC,NL,PT,SE)	1458103
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,IE,IT,LI,LU,NL,PT,SE)	1668959
Fraunhofer	EP (AT,BE,CH,DE,ES,FI,FR,GB,IE,IT,LU,NL,PT,SE)	1706865
Fraunhofer	EP (AT,BE,CH,DE,ES,FI,FR,GB,IE,IT,NL,PT,SE)	1721489
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,LU,MC,NL,PL,PT,SE,TR)	1803117
Fraunhofer	EP (AT,BE,CH,DE,ES,FI,FR,GB,IE,IT,LI,LU,MC,NL,PL,PT,SE,TR)	1803325
Fraunhofer	EP (AT,BE,CH,DE,ES,FI,FR,GB,IE,IT,LI,LU,MC,NL,PL,PT,SE,TR)	1854218
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,TR)	1869775
Fraunhofer	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,LU,MC,NL,PL,PT,SE,TR)	1994530
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,TR)	1999997
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,TR)	2057625
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,TR)	2074615
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,PT,TR)	2076901
Fraunhofer	EP (BE,DE,ES,FR,GB,IT,NL,PL,TR)	2378516
Fraunhofer	EP (BE,DE,ES,FI,FR,GB,IT,NL,PL,PT,SE,TR)	2884490
Fraunhofer	HK	1040327
Fraunhofer	HK	1044641
Fraunhofer	HK	1044865
Fraunhofer	HK	1069264
Fraunhofer	HK	1092001
Fraunhofer	HK	1104412
Fraunhofer	HK	1106861
Fraunhofer	HK	1110708
Fraunhofer	HK	1110709
Fraunhofer	HK	1119824
Fraunhofer	HK	1120699
Fraunhofer	HK	1126567
Fraunhofer	HK	1128058
Fraunhofer	HK	1163332
Fraunhofer	IL	174286
Fraunhofer	IL	176776
Fraunhofer	IL	182235
Fraunhofer	IL	182236
Fraunhofer	IL	184340
Fraunhofer	IL	185656
Fraunhofer	IL	186312
Fraunhofer	IL	186315
Fraunhofer	IL	188425
Fraunhofer	IL	193786
Fraunhofer	IL	194064
Fraunhofer	IL	197561
Fraunhofer	IL	197757
Fraunhofer	IL	197976
Fraunhofer	IL	226224
Fraunhofer	IN	235547
Fraunhofer	IN	255634
Fraunhofer	IN	255688
Fraunhofer	IN	257008

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AAC Patent License Agreement
Siyata Mobile Inc.	Page 35

Patent Holder(s)	Country	Patent Number
Fraunhofer	IN	257622
Fraunhofer	IN	259275
Fraunhofer	IN	259305
Fraunhofer	IN	262770
Fraunhofer	IN	263033
Fraunhofer	IN	263754
Fraunhofer	IN	268919
Fraunhofer	IN	272357
Fraunhofer	JP	3366903
Fraunhofer	JP	3417479
Fraunhofer	JP	3420250
Fraunhofer	JP	3472268
Fraunhofer	JP	3577324
Fraunhofer	JP	3580777
Fraunhofer	JP	3878952
Fraunhofer	JP	3902642
Fraunhofer	JP	3926399
Fraunhofer	JP	3978194
Fraunhofer	JP	4168000
Fraunhofer	JP	4418493
Fraunhofer	JP	4547380
Fraunhofer	JP	4625084
Fraunhofer	JP	4664371
Fraunhofer	JP	4800379
Fraunhofer	JP	4832507
Fraunhofer	JP	4936569
Fraunhofer	JP	5027799
Fraunhofer	JP	5083779
Fraunhofer	JP	5156386
Fraunhofer	JP	5222279
Fraunhofer	JP	5265358
Fraunhofer	JP	5266234
Fraunhofer	JP	5520994
Fraunhofer	JP	5700714
Fraunhofer	KR	KR10-0304055
Fraunhofer	KR	KR10-0308427
Fraunhofer	KR	KR10-0331166
Fraunhofer	KR	KR10-0346066
Fraunhofer	KR	KR10-0391935
Fraunhofer	KR	KR10-0397806
Fraunhofer	KR	KR10-0433201
Fraunhofer	KR	KR10-0717598
Fraunhofer	KR	KR10-0737302
Fraunhofer	KR	KR10-0803344
Fraunhofer	KR	KR10-0895609
Fraunhofer	KR	KR10-0922419
Fraunhofer	KR	KR10-0924576
Fraunhofer	KR	KR10-0946688
Fraunhofer	KR	KR10-0954180
Fraunhofer	KR	KR10-0954181
Fraunhofer	KR	KR10-0954182
Fraunhofer	KR	KR10-0957711
Fraunhofer	KR	KR10-1001835

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Siyata Mobile Inc.	Page 36

Patent Holder(s)	Country	Patent Number
Fraunhofer	KR	KR10-1056253
Fraunhofer	KR	KR10-1183962
Fraunhofer	KR	KR10-1209410
Fraunhofer	MX	262173
Fraunhofer	MX	262786
Fraunhofer	MX	272383
Fraunhofer	MX	273092
Fraunhofer	MX	273098
Fraunhofer	MX	276040
Fraunhofer	MX	276041
Fraunhofer	MX	276043
Fraunhofer	MX	278269
Fraunhofer	MX	278278
Fraunhofer	MX	283408
Fraunhofer	MX	284130
Fraunhofer	MX	289673
Fraunhofer	MX	298082
Fraunhofer	MX	304790
Fraunhofer	MY	141054-A
Fraunhofer	MY	141958-A
Fraunhofer	MY	142520-A
Fraunhofer	MY	142581-A
Fraunhofer	MY	143234-A
Fraunhofer	MY	147067-A
Fraunhofer	MY	148715-A
Fraunhofer	MY	149198-A
Fraunhofer	MY	149613-A
Fraunhofer	MY	153289-A
Fraunhofer	NO	317596
Fraunhofer	NO	337395
Fraunhofer	RU	2327304
Fraunhofer	RU	2329548
Fraunhofer	RU	2339088
Fraunhofer	RU	2367087
Fraunhofer	RU	2368074
Fraunhofer	RU	2379832
Fraunhofer	RU	2382418
Fraunhofer	RU	2383939
Fraunhofer	RU	2384014
Fraunhofer	RU	2393646
Fraunhofer	RU	2411645
Fraunhofer	RU	2413312
Fraunhofer	RU	2420815
Fraunhofer	RU	2426178
Fraunhofer	SG	131461
Fraunhofer	SG	131462
Fraunhofer	SG	133828
Fraunhofer	SG	135892
Fraunhofer	SG	136310
Fraunhofer	SG	136435
Fraunhofer	SG	139281
Fraunhofer	SG	146291
Fraunhofer	SG	148222

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Siyata Mobile Inc.	Page 37

Patent Holder(s)	Country	Patent Number
Fraunhofer	SG	151560
Fraunhofer	SG	151603
Fraunhofer	SG	151624
Fraunhofer	TW	I289025
Fraunhofer	TW	I314024
Fraunhofer	TW	I318079
Fraunhofer	TW	I319937
Fraunhofer	TW	I321316
Fraunhofer	TW	I325234
Fraunhofer	TW	I330827
Fraunhofer	TW	I339028
Fraunhofer	TW	I355647
Fraunhofer	TW	I355648
Fraunhofer	TW	I355649
Fraunhofer	TW	I357065
Fraunhofer	US	6370507
Fraunhofer	US	6424939
Fraunhofer	US	6441755
Fraunhofer	US	6502069
Fraunhofer	US	6766293
Fraunhofer	US	6975254
Fraunhofer	US	7103554
Fraunhofer	US	7394903
Fraunhofer	US	7433825
Fraunhofer	US	7447317
Fraunhofer	US	7526432
Fraunhofer	US	7720230
Fraunhofer	US	7788106
Fraunhofer	US	7805313
Fraunhofer	US	7903824
Fraunhofer	US	7991610
Fraunhofer	US	8116459
Fraunhofer	US	8126721
Fraunhofer	US	8180061
Fraunhofer	US	8204261
Fraunhofer	US	8386268
Fraunhofer	US	8438015
Fraunhofer	US	8452605
Fraunhofer	US	8494865
Fraunhofer	US	8682681
Fraunhofer	US	8775193
Fraunhofer	US	9043200
Fraunhofer	US	RE45277
Fraunhofer	US	RE45339
Fraunhofer	US	RE45526
Fraunhofer	ZA	200809187
Fraunhofer	ZA	200810308
Fraunhofer	ZA	200810394
Fraunhofer	ZA	200901650
Fraunhofer	ZA	200902199
JVC KENWOOD	EP (DE,FR,GB)	1298643
JVC KENWOOD	US	6836739
Microsoft	US	6266644

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Siyata Mobile Inc.	Page 38

Patent Holder(s)	Country	Patent Number
Microsoft	US	7143030
Microsoft	US	7801735
Microsoft	US	7930171
Microsoft	US	8069052
NEC/Panasonic	CA	2469674
NEC/Panasonic	CN	ZL03801779.2
NEC/Panasonic	EP (CZ,DE,ES,FI,FR,GB,HU,IT,NL,SE)	1543307
NEC/Panasonic	HK	1074877
NEC/Panasonic	IN	225035
NEC/Panasonic	JP	3646939
NEC/Panasonic	KR	KR10-0728428
NEC/Panasonic	TW	I313856
NEC/Panasonic	US	7069212
NTT DOCOMO	EP (DE,FR,GB,IT)	1018807
NTT DOCOMO	JP	3362051
NTT DOCOMO	JP	3457335
NTT DOCOMO	JP	4932917
NTT DOCOMO	KR	KR10-0363580
NTT DOCOMO	KR	KR10-0493261
NTT DOCOMO	US	6434718
NTT DOCOMO	US	7191369
Orange	CN	ZL01808263.7
Orange	CN	ZL200780020028.X
Orange	EP (AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LI,LU,MC,PT,SE,TR)	1275109
Orange	EP (DE,ES,FR,GB,IT)	1600042
Orange	EP (DE,ES,FR,GB,IT,PL)	2000002
Orange	JP	4928703
Orange	KR	KR10-0754033
Orange	KR	KR10-1325644
Orange	US	7742927
Orange	US	8239208
Orange	US	8605909
Panasonic	AU	2002343212
Panasonic	AU	2011263191
Panasonic	CA	2430923
Panasonic	CN	ZL02810590.7
Panasonic	EP (DE,ES,FI,FR,GB,IT,NL,SE)	1374230
Panasonic	ID	0018609
Panasonic	IN	243038
Panasonic	JP	3913664
Panasonic	JP	5243620
Panasonic	KR	KR10-0587517
Panasonic	MX	244624
Panasonic	MX	318521
Panasonic	MY	130392-A
Panasonic	PH	12003500445
Panasonic	SG	97499
Panasonic	SG	178320
Panasonic	TW	204681
Panasonic	US	7260540
Panasonic	US	8311841
Panasonic	ZA	201200919
Panasonic/NEC	CA	2453814

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Siyata Mobile Inc.	Page 39

Patent Holder(s)	Country	Patent Number
Panasonic/NEC	CA	2464408
Panasonic/NEC	CN	ZL03801492.0
Panasonic/NEC	CN	ZL03817248.8
Panasonic/NEC	EP (DE,FI,FR,GB,IT,NL,SE)	1439524
Panasonic/NEC	EP (CZ,DE,ES,FI,FR,GB,HU,IT,NL,SE)	1527442
Panasonic/NEC	EP (DE,FI,FR,GB,IT,NL,SE)	2019391
Panasonic/NEC	HK	1073525
Panasonic/NEC	HK	1082092
Panasonic/NEC	IN	209397
Panasonic/NEC	IN	219698
Panasonic/NEC	JP	3579047
Panasonic/NEC	JP	3646938
Panasonic/NEC	KR	KR10-0602975
Panasonic/NEC	KR	KR10-0723753
Panasonic/NEC	TW	I268665
Panasonic/NEC	TW	I303410
Panasonic/NEC	US	7058571
Panasonic/NEC	US	7555434
Panasonic/NEC	US	7941319
Philips	CN	ZL03808908.4
Philips	CN	ZL03808978.5
Philips	CN	ZL200480003949.1
Philips	CN	ZL200480009976.X
Philips	EP (AT,CH,DE,ES,FR,GB,IT,LI,NL,TR)	1500082
Philips	EP (DE,ES,FR,GB,IT)	1500084
Philips	EP (DE,ES,FR,GB,IT)	1500086
Philips	EP (DE,ES,FR,GB,IT,TR)	1595247
Philips	EP (AT,CH,DE,ES,FR,GB,IT,PL,TR)	1618763
Philips	EP (AT,DE,ES,FR,GB,IT,PL,TR)	1621047
Philips	EP (DE,ES,FR,GB,IT)	1881486
Philips	IN	247097
Philips	IN	248604
Philips	IN	251053
Philips	JP	4401173
Philips	JP	4431568
Philips	JP	4597967
Philips	JP	4714416
Philips	JP	4834539
Philips	JP	5101579
Philips	KR	KR10-0978018
Philips	KR	KR10-1016982
Philips	KR	KR10-1021076
Philips	KR	KR10-1049751
Philips	KR	KR10-1169596
Philips	KR	KR10-1200776
Philips	US	7181019
Philips	US	7933415
Philips	US	8311809
Philips	US	8331572
Philips	US	8798275
Philips/Dolby International	CN	ZL200480032342.6
Philips/Dolby International	EP (DE,ES,FI,FR,GB,IT,NL,PL,SE,TR)	1683133

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Siyata Mobile Inc.	Page 40

Patent Holder(s)	Country	Patent Number
Philips/Dolby International	IN	271540
Philips/Dolby International	JP	5192424
Philips/Dolby International	JP	5335015
Philips/Dolby International	JP	5889828
Philips/Dolby International	KR	KR10-1106026
Philips/Dolby International	KR	KR10-1217649
Philips/Dolby International	RU	2374703
Philips/Dolby International	US	7519538
Sony	CN	ZL201180018948.4
VoiceAge	AU	2003233722
VoiceAge	CA	2483790
VoiceAge	CN	ZL03812588.9
VoiceAge	HK	1078978
VoiceAge	IN	237351
VoiceAge	MX	261878
VoiceAge	MY	140905-A
VoiceAge	NO	332045
VoiceAge	NZ	536237
VoiceAge	RU	2327230
VoiceAge	US	7529660
VoiceAge	ZA	200409647

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AAC Patent License Agreement
Siyata Mobile Inc.	Page 41

APPENDIX B

SCHEDULE OF FEES

These License Fees will not be increased for any reason during the initial Term, including but not limited to the addition of Licensors and/or Licensed Patents to Appendix A after the Effective Date.

(1)  Standard Rate Structure - Worldwide Rates:

Licensee shall pay Via for each Licensed Product Sold or Otherwise Supplied in accordance with the following table.

Volume (per unit* / annual reset)	Per Unit Fee
For the first 1 to 500,000 units	$0.98
For units 500,001 to 1,000,000	$0.78
For units 1,000,001 to 2,000,000	$0.68
For units 2,000,001 to 5,000,000	$0.45
For units 5,000,001 to 10,000,000	$0.42
For units 10,000,001 to 20,000,000	$0.22
For units 20,000,001 to 50,000,000	$0.20
For units 50,000,001 to 75,000,000	$0.15
For units 75,000,001 and more	$0.10
* Licensed Products with more than two Channels count as 1.5 units.

(2)  Alternative Rate Structure – Country/Region-Based Rates:

As an alternative to the Standard Rate Structure described above, Licensee may elect the bifurcated rate structure described below, which includes a different rate table for those Licensed Products that are Sold or Otherwise Supplied for use by an End User within certain countries/regions.

The first table below (R1 Rate Table) applies to those Licensed Products Sold or Otherwise Supplied for use by an End User within the countries/regions listed on the R1 Country/Region List below in which any Licensed Patent remains unexpired (i.e., “R1 Products”).

The second table below (R2 Rate Table) applies to those Licensed Products Sold or Otherwise Supplied for use by an End User within countries/regions that are not listed on the R1 Country/Region List in which any Licensed Patent remains unexpired (i.e., “R2 Products”).

If any Licensed Product is Sold or Otherwise Supplied for use by an End User in a country/region in which there is no unexpired Licensed Patent, but is manufactured in a country/region in which a Licensed Patent remains unexpired, then the identity of the country/region of manufacture shall determine the applicable R1 or R2 rate.

The volume of units of R1 Products may not be aggregated with the volume of units of R2 Products for purposes of determining the applicable rate under either the R1 or R2 Rate Tables.

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R1 Rate Table:

Volume (per unit* / annual reset)	Per Unit Fee
For the first 1 to 500,000 units	$0.98
For units 500,001 to 1,000,000	$0.78
For units 1,000,001 to 2,000,000	$0.68
For units 2,000,001 to 5,000,000	$0.45
For units 5,000,001 to 10,000,000	$0.42
For units 10,000,001 to 20,000,000	$0.22
For units 20,000,001 to 50,000,000	$0.20
For units 50,000,001 to 75,000,000	$0.15
For units 75,000,001 and more	$0.10
* Licensed Products with more than two Channels count as 1.5 units.

R2 Rate Table:

Volume (per unit* / annual reset)	Per Unit Fee
For the first 1 to 500,000 units	$0.64
For units 500,001 to 1,000,000	$0.51
For units 1,000,001 to 2,000,000	$0.44
For units 2,000,001 to 5,000,000	$0.29
For units 5,000,001 to 10,000,000	$0.27
For units 10,000,001 to 20,000,000	$0.14
For units 20,000,001 to 50,000,000	$0.13
For units 50,000,001 to 75,000,000	$0.10
For units 75,000,001 and more	$0.07
* Licensed Products with more than two Channels count as 1.5 units.

R1 Country/Region List:

Andorra American Samoa Australia Austria Belgium Bermuda Bulgaria Canada Croatia Cyprus Czech Republic Denmark	Latvia Lichtenstein Lithuania Luxembourg Malta Monaco Netherlands New Zealand Norway Poland Portugal Puerto Rico

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R1 Country/Region List (continued)

Estonia Finland France Germany Greece Guam Hong Kong Hungary Iceland Israel Italy Ireland Japan	Romania San Marino Singapore Slovakia Slovenia South Korea Spain Sweden Switzerland Taiwan Turkey United Kingdom United States and its Territories United States Virgin Islands

Procedures For Electing the Alternative Rate Structure

The Standard Rate Structure shall apply unless Licensee has elected to use the Alternative Rate Structure in accordance with this section.

Notice and Timing of Election: Licensee may elect the Alternative Rate Structure by providing written notice to Via of its election prior to the Effective Date of this Agreement. During the Term of this Agreement, Licensee may elect to change to the Standard Rate Structure or the Alternative Rate Structure by providing written notice to Via of its election to change, and making the administrative fee payment described below. Upon such election and fee payment after the Effective Date, the Standard Rate Structure or Alternative Rate Structure, as appropriate, will apply to Licensed Products Sold or Otherwise Supplied after the end of the calendar quarter in which notice was provided. When changing to the Standard Rate Structure or the Alternative Rate structure after the Effective Date of this Agreement, the Licensee’s annual unit volume count will be reset to zero and the applicable tier rate(s) will apply beginning with the quarter in which the Standard Rate Structure takes effect.

Fee: At the time that Licensee provides notice of an election to change to the Alternative Rate Structure or the Standard Rate Structure after the Effective Date, Licensee shall pay to Via an administrative fee of fifteen thousand dollars (US $15,000) for each such election to change.

Eligibility: Notwithstanding the above, Licensee may make an election to change to the Standard Rate Structure only if Licensee is in good standing, i.e. Licensee has fully complied with all obligations under the Agreement, including all payment and reporting obligations.

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AAC Patent License Agreement
Siyata Mobile Inc.	Page 44

Appendix C

Declaration of Small Entity Status

On behalf of [Licensee Company Name], the undersigned hereby declares that, at the time of executing this Declaration of Small Entity Status and Agreement, it is a Small Entity as defined in Section 1.23 and confirms that:

[Licensee Company Name], together with its Affiliates, has no more than fifteen (15) employees; and [Licensee Company Name]’s, together with its Affiliates, combined annual gross revenues do not exceed US $1 million.

The undersigned hereby represents and warrants that all statements herein are accurate and true, and that the undersigned has the authority to execute this form on behalf of [Licensee Company Name].

DATE	SIGNATURE

Name:
Title:
Company:

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